UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2005

                            Y-Tel International, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-33327                 13-4151225
 ---------------------------    ----------------------         ---------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)



             1100 NW 163rd Drive, North Miami Beach Florida        33169
             ----------------------------------------------      --------
                (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: (305) 623-1140
                                                            --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On December 6, 2005, Registrant executed SICAV Securities Purchase Agreements to be effective as of December 1, 2005 with Mercatus & Partners, LP ("Mercatus"). Mercatus will purchase an aggregate of 2,700,000 shares of Registrant's common stock at $0.459 per share.



Item 9.01.        Financial Statements and Exhibits.

         10.1     SICAV One Securities Purchase Agreement and Addendum

         10.2     SICAV Two Securities Purchase Agreement and Addendum







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 12, 2005                    Y-TEL INTERNATIONAL, INC.
                                                     (Registrant)

                                              By: /s/ John Conroy
                                                  -------------------------
                                                  John Conroy
                                                  Acting Chief Executive Officer





















                                       ii